CONFIDENTIAL SEPARATION AGREEMENT AND RELEASE This Separation Agreement and Release (the “Agreement”) is entered into by Marcia Miller (“Employee”) and Energy Focus, Inc. (“Energy Focus”). Employee and Energy Focus are collectively referred to in this Agreement as the “Parties.” In consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, Energy Focus and Employee hereby agree as follows: 1. Employee Continuation and Separation from Employment. Employee hereby tenders her resignation as Chief Financial Officer, effective at the end of the day August 15, 2016 ( the “Separation Date”). Energy Focus hereby accepts Employee’s resignation, and the parties agree that Employee’s employment with Energy Focus will end on the Separation Date. Energy focus agrees that through the Separation Date Employee will continue to receive her current salary and benefits. Employee agrees that, through the Separation Date, she will perform her duties in good faith and provide all appropriate and reasonable assistance to Energy Focus to ensure an orderly transition of duties to the next CFO, to ensure that all business in regard to Energy Focus is conducted in a professional, positive and competent manner, and to assist Energy Focus with all necessary and appropriate securities filings through the Separation Date. 2. Accrued Unused Vacation Days. Regardless of whether Employee signs this Agreement, Employee will be paid for accrued unused PTO time, which the Parties agree is 200 hours and which is equivalent to $22,115.38. Such payout will be made subject to applicable taxes and withholdings. Energy Focus will pay Employee this amount on the first regular paydate after the Separation Date. 3. Severance Pay and Other Consideration. Subject to, and in consideration of Employee’s execution and non-revocation of this Agreement, Energy Focus will provide Employee the following pay and benefits: (a) Energy Focus will pay Employee separation pay equal to eleven (11) months of pay at Employee’s regular base salary of $19,166.67 per month. These payments amount to a total sum of a total of $210,833.37, less deductions and withholdings as required by applicable law, and will be made in periodic installments corresponding to Energy Focus’s regular biweekly payroll dates (the “Severance Pay Period”). These payments will not begin until after the Separation Date and after the seven (7) day revocation period described below has expired. (b) Energy Focus will pay up to $10,000 for any executive coaching or outplacement services provided to the Employee during the Severance period directly to the provider of these services upon receipt of an invoice of services renderd. (c) Additionally, all equity awarded to the Employee prior to January 1, 2016 shall be fully vested as of the Separation Date. Employee acknowledges that the payment(s) and other consideration provided in this section 3 are solely in exchange for the promises in this Agreement, and that in the absence of this Agreement Employee would not otherwise be entitled to this consideration. 4. No Other Payments. Other than the payments described in this Agreement, Employee acknowledges and agrees that Employee has not earned, and is not eligible for any other monies, bonuses or other compensation from Energy Focus; provided, however, that Employee remains eligible to receive such benefits as Employee may otherwise be entitled under the qualified retirement plans of Energy Focus, subject to the terms of such plans and the applicable law.

Confidential Separation and Release Agreement Page 2 of 5 Employer contributions or matching for any retirement plan contributions shall cease as of the Separation Date. 5. Release. A. Scope of Release. Employee, for herself and anyone claiming on Employee’s behalf, releases and discharges Energy Focus, Inc., its predecessors, successors and affiliated entities, and all of their respective directors, trustees, officers, agents, and employees (collectively, the “Released Parties”) from liability for all claims, demands, rights, actions, causes of actions, obligations, suits and controversies, known or unknown, arising prior to and up to and including the date Employee signs this Agreement. This release includes, but is not limited to: (a) all claims, demands and causes of action arising out of or in any way related to Employee’s employment or separation from employment with Energy Focus, including but not limited to any action sounding in tort or contract (express or implied), any claim for promissory estoppel, emotional distress, pain and suffering, punitive damages, attorneys fees, benefits, wages or any other compensation, wrongful discharge, any violation of public policy, any claim of discrimination, harassment or retaliation on any basis including, but not limited to age, race, religion, sex, national origin or disability, whether arising under common law or under any federal, state or local law, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act (including as amended by the Older Workers Benefit Protection Act), Ohio Revised Code chapters 4111, 4112, and 4113, the Americans with Disabilities Act, the Family and Medical Leave Act, and any applicable State laws, and any other law relating to employment, and any claims growing out of any legal restriction on an employer’s right to discharge its employees; and (b) any and all claims of any sort arising from events or circumstances occurring prior to and up to and including the date of Employee signs this Agreement. B. Limitation. The foregoing release does not waive rights or claims that may arise after the date this Agreement is executed or that cannot be waived as a matter of law. The foregoing release does not waive any rights that Employee may have to continue health or other benefits at Employee’s expense, pursuant to COBRA or applicable state law. Nothing in any part of this Agreement is intended to, or shall, interfere with Employee’s right to file or otherwise participate in a charge, investigation, or proceeding conducted by the Equal Employment Opportunity Commission or other federal, state, or local government agency. Employee shall not, however, be entitled to any relief, recovery, or monies in connection with any such matter brought against any of the Released Parties, regardless of who filed or initiated any such charge, investigation, or proceeding. Employee agrees that Employee will neither seek nor accept, from any source whatsoever, any further benefit, payment, or other consideration relating to any rights or claims that have been released in this Agreement. 6. Will Not Seek Re-Employment. Employee understands and agrees that the employment relationship with Energy Focus has ended, and Employee agrees not to seek re-employment with Energy Focus at any time in the future. If Employee should become re-employed by Energy Focus in the future, this section shall be sufficient grounds to terminate such employment. 7. Return of Property. Employee acknowledges that before signing this Agreement, or within two days after the Separation Date, Employee has returned or will return to Energy Focus any and all Energy Focus property in Employee’s possession. Such property includes, but is not limited to Energy Focus keys, credit cards, records, files, lists and/or any other materials prepared by Employee or any other Energy Focus employee which relate in any way to Energy Focus. Employee shall also, by the same deadline, provide to the Chief People Officer a list of passwords or access codes to Employee’s work computer and any internal systems or external subscriptions paid for by Energy Focus to which Employee has password-restricted access.

Confidential Separation and Release Agreement Page 3 of 5 8. No Admission of Liability. The Parties agree that: (a) this Agreement is a means of amicably resolving any differences relating to Employee’s employment and separation from employment; (b) this Agreement is not intended to be, and should not be construed as, an admission of liability on the part of Energy Focus or Employee; and (c) this Agreement was proposed and entered into solely for the purpose of amicably resolving all issues arising out of Employee’s employment and separation from employment. 9. Confidentiality of Energy Focus Information. Employee understands and agrees that in the course of employment with Energy Focus, Employee acquired confidential information concerning the operations of Energy Focus, including but not limited to information concerning its personnel, clients, programs and services. Employee understands and agrees that Employee has a continuing obligation to maintain the confidentiality of all such non-public information even after employment with Energy Focus has ended. 10. Non-Disparagement. A. By Employee. Employee will not make any untrue statements or disclose any untrue information concerning Energy Focus, its directors, officers, management, staff, employees, representatives, or agents (collectively, “Energy Focus or its management”), which are likely to disparage Energy Focus or its management, which are likely to damage the reputation or business prospects of Energy Focus or its management, or which are likely to interfere in any way with the business relations Energy Focus has with its customers (including potential customers), suppliers, vendors, employees, investors, or shareholders. Energy Focus acknowledges that nothing in this Paragraph shall limit Employee from testifying in or otherwise cooperating with any federal, state, or civil action, investigation or inquiry. B. By Energy Focus. Energy Focus’s Chief Executive Officer and Chief People Officer will not make any untrue statements or disclose any untrue information concerning Employee, which are likely to disparage or damage the Employee’s reputation or stature in the business community. Employee acknowledges that nothing in this Paragraph shall limit Energy Focus or any of its employees or directors from testifying in or otherwise cooperating with any federal, state, or civil action, investigation or inquiry; or from releasing truthful information or making truthful statements. 11. Non-Solicitation. Employee agrees that, for a period ending ten months after the Separation Date, Employee will not personally, and will not instruct or assist any other individual to, persuade or encourage, or attempt to persuade or encourage, (i) any producer, manufacturer, licensor, supplier, vendor or any other person providing goods or services to Energy Focus not to conduct business with Energy Focus or to reduce the amount of business it conducts with Energy Focus; (ii) any customer or potential customer not to conduct business with Energy Focus or to reduce the amount of business it conducts with Energy Focus; or (iii) any employee of Energy Focus to leave Energy Focus’s employ. For the purposes hereof, “customer” shall include any prospective customer to whom Energy Focus made a presentation (or similar offering of services) within a period of ninety (90) days immediately preceding the Separation Date. 12. Non-Competition. Employe agrees that for the period starting on the Separation Date and ending ten months later, you will not, directly or indirectly, own, manage, operate, join, control, be employed by or with, or participate in any manner with a competing business where doing so will involve you providing the same or substantially similar services, in whole or in part, to a competing business as those services that you provided to Energy Focus while employed by Energy Focus. A competing business, for purposes of this paragraph, shall mean the business

Confidential Separation and Release Agreement Page 4 of 5 of manufacturing or selling tubular LED lighting on a commercial scale, anywhere within the United States. 13. Attorney’s Fees. Both parties agree to bear their own attorney’s fees and related expenses, if any, in connection with this matter. 14. Choice of Law. This Agreement shall in all respects be interpreted, enforced under, and governed by the laws of the State of Ohio. Notwithstanding the choice or conflict of law rules of any court or competent jurisdiction, the laws of the State of Ohio should be used to interpret and enforce this Agreement. Any litigated dispute over this Agreement or any of the matters addressed in this Agreement shall be brought and maintained solely in the Court of Common Pleas for Cuyahoga County, Ohio or in the United States District Court for the Northern District of Ohio. 15. Modifications. No provisions of this Agreement may be modified, amended, or terminated, except in a writing signed by Employee and by either the Chief Executive Officer or Chief People Officer of Energy Focus. 16. Entire Agreement. The only pay, benefit or other consideration for signing this Agreement is described herein. In exchange for signing this Agreement, Employee is being provided consideration to which Employee would not otherwise be entitled. This Agreement constitutes the complete and final agreement between the Parties, and supersedes any and all prior representations or agreements, whether written or oral; except that the Confidentiality Agreement entered into by Employee on or about time of hire remains in full force and effect. No other representations, promises or agreements of any kind have been made by any person or entity to induce Employee to sign this Agreement. Notwithstanding the foregoing, this Agreement will not affect Employee’s rights to indemnification or defense as a former officer and employee of Energy Focus or any of its affiliates under any articles of incorporation, codes of regulations, other charter documents, insurance policies, or other laws to the extent any are applicable. Energy Focus will continue to maintain in effect, directors and officers liability insurance policies that provide coverage to Employee with respect to acts or omissions by her occurring at any time on or before the Separation Date; and such policies shall be comparable to the directors’ and officers’ liability insurance policies in effect on the Separation Date. 17. Severability. If any part, term, or provision of this Agreement be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, the validity of the remaining parts, terms or provisions shall not be affected thereby and the illegal, invalid, or unenforceable part, term, or provision shall be deemed not to be a part of this Agreement. 18. Time to Consider/Advised To Consult Counsel. Employee is being given a period of at least twenty-one (21) calendar days to consider the terms and conditions of this Agreement before executing it. The Parties agree that any modifications made to this Agreement, material or otherwise, will not restart and/or affect the running of this 21 day period. Employee is advised to consult with an attorney of Employee’s choice prior to executing this Agreement. Employee acknowledges that Employee has carefully read this Agreement, understands the content and effect of this Agreement, and intends to be bound by it. 19. Time to Revoke/Effective Date. This Agreement shall become effective seven (7) days after Employee has signed it. Prior to the expiration of the 7-day period, Employee has the right to revoke this Agreement by delivering written notice of cancellation to the Chief People Officer, Energy Focus, Inc., Empire State Building, 350 Fifth Avenue, Suite 6705, New York, NY 10118, in a manner such that the revocation is received before the 7-day period ends. If Employee does not revoke this Agreement with the 7-day revocation period, this Agreement shall become effective upon the expiration of the revocation period.

Confidential Separation and Release Agreement Page 5 of 5 20. Other Representations. Employee represents and warrants that (a) if Employee has incurred any workplace injury at Energy Focus, Employee has previously reported such injury in writing, and Employee is unaware of any facts that could give rise to any workers compensation claim that has not already been filed, (b) Employee has reported, and has been paid for, all time worked through the date Employee signed this Agreement, with the possible exception of time worked during the last pay period and through the Termination Date, which may not yet have been paid but will be paid to Employee as described above, and (c) Employee has been provided all leave that Employee requested, and Employee is unaware of any facts that would give rise to any claim under the Family Medical Leave Act or any other state or local leave law. If Employee disagrees with any of the representations in this section, Employee has fully explained all applicable details in writing next to Employee’s signature at the end of this Agreement, attaching additional pages if necessary. 21. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute an instrument enforceable and binding upon the undersigned parties. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS THE CONTENT AND CONSEQUENCES OF SIGNING THIS AGREEMENT. EMPLOYEE FURTHER ACKNOWLEDGES THAT EMPLOYEE EXECUTES THIS AGREEMENT KNOWINGLY AND VOLUNTARILY WITH THE INTENT TO BE LEGALLY BOUND BY IT. Having agreed to the foregoing terms of this Agreement, the Parties have executed it on the date indicated below. ENERGY FOCUS, INC. EMPLOYEE /s/ Gail Thakarar /s/ Marcia J. Miller By Signature Chief People Officer Marcia J. Miller Title Print Name June 17, 2016 June 17, 2016 Date Date